UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2009
Analog Devices, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-7819	04-2348234

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 329-4700

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-1.1 - Underwriting Agreement, dated June 25, 2009
Ex-4.1 - Supplemental Indenture, dated June 30, 2009
Ex-4.2 - Form of 5.00% Global Note due July 1, 2014
Ex-5.1 - Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated June 25, 2009

Item 8.01. Other Events
     On June 30, 2009, Analog Devices, Inc. (“Analog Devices”) issued $375 million aggregate principal amount of 5.00% notes due July 1, 2014 (the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-160215) (the “Registration Statement”) and a related prospectus and prospectus supplement, each as filed with the Securities and Exchange Commission. The Notes were issued under an indenture dated June 30, 2009 (the “Indenture”), between Analog Devices and The Bank of New York Mellon Trust Company, N.A., as supplemented by a supplemental indenture dated June 30, 2009 (the “Supplemental Indenture”). The sale of the Notes was made pursuant to the terms of an Underwriting Agreement dated June 25, 2009 (the “Underwriting Agreement”), between Analog Devices and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein. Analog Devices received net proceeds from the sale of the Notes, after deducting expenses and underwriting discounts and commissions, of approximately $370 million.
     The above description is qualified in its entirety by reference to the Underwriting Agreement, form of Indenture, Supplemental Indenture and form of 5.00% Global Note due July 1, 2014. The Underwriting Agreement is filed as Exhibit 1.1 hereto. The form of Indenture has been previously filed as Exhibit 4.1 to the Registration Statement. The Supplemental Indenture is filed as Exhibit 4.1 hereto and the form of 5.00% Global Note due July 1, 2014 is filed as Exhibit 4.2 hereto. The Underwriting Agreement, form of Indenture, Supplemental Indenture and form of 5.00% Global Note due July 1, 2014 are incorporated herein by reference.
     Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Analog Devices, has issued an opinion to Analog Devices dated June 25, 2009, regarding the legality of the Notes upon issuance and sale thereof. A copy of the opinion as to legality is filed as Exhibit 5.1 hereto.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOG DEVICES, INC.
Date: June 30, 2009	/s/ David A. Zinsner
	Name:	David A. Zinsner
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 25, 2009, between Analog Devices, Inc. and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

4.1	Supplemental Indenture, dated June 30, 2009, between Analog Devices, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 5.00% Global Note due July 1, 2014.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated June 25, 2009.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).